Exhibit 10.4

AMENDMENT NO. 9 TO
LOAN FUNDING AND SERVICING AGREEMENT
(VFCC Transaction with ACS Funding Trust I)

THIS AMENDMENT NO. 9 TO LOAN FUNDING AND SERVICING AGREEMENT, dated as of March 29, 2002 (this “Amendment”), is entered into by and among ACS FUNDING TRUST I, as the borrower (in such capacity, the “Borrower”), AMERICAN CAPITAL STRATEGIES, LTD., as the servicer (in such capacity, the “Servicer”), certain INVESTORS, VARIABLE FUNDING CAPITAL CORPORATION, as a lender (in such capacity, a “Lender”), FIRST UNION SECURITIES, INC. (successor-in-interest to First Union Capital Markets Corp.), as the deal agent (in such capacity, the “Deal Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank) (“WBNA”), as a lender (in such capacity, a “Lender”) and as the liquidity agent (in such capacity, the “Liquidity Agent”), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (f/k/a Norwest Bank Minnesota, National Association), as the collateral custodian (in such capacity, the “Collateral Custodian”) and as the backup servicer (in such capacity, the “Backup Servicer”), and is acknowledged and agreed to by WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank), as the hedge counterparty (in such capacity, the “Hedge Counterparty”).  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Agreement (as defined below).

R E C I T A L S

WHEREAS, the parties hereto entered into that certain Loan Funding and Servicing Agreement, dated as of March 31, 1999, as amended by that Amendment No. 1, dated as of June 30, 1999, Amendment No. 2, dated as of September 24, 1999, Amendment No. 3, dated as of December 14, 1999, Amendment No. 4, dated as of June 16, 2000, Amendment No. 5, dated as of December 20, 2000, Amendment No. 6, dated as of March 29, 2001, Amendment No. 7, dated as of April 19, 2001 and Amendment No. 8, dated as of January 15, 2002 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”);

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1.  Amendments.

(a)           The definition of “Commitment Termination Date” in Section 1.1 is hereby amended and restated in its entirety as follows:

“Commitment Termination Date:  April 30, 2005 or such later date to which the Commitment Termination Date may be extended (if extended) in the sole discretion of VFCC and each Investor in accordance with the terms of Section 2.2(b).”

(b)           The definition of “Delinquent” in Section 1.1 is hereby amended and restated in its entirety as follows:

“Delinquent:  On any day with respect to any Loan, and any specified time period, (i) any payment, or portion thereof, due with respect thereto, has not been made by the Obligor of such Loan for the specified time period from the due date of such payment or (ii) other than with respect to any PIK Loans, the related Obligor is not paying any of the accrued and unpaid interest thereon on a current basis.”

(c)           The definition of “Required Notional Amount” in Section 1.1 is hereby amended and restated in its entirety as follows:

“Required Notional Amount:  (a) For any day (other than any day in April, 2002, May, 2002, and June, 2002), the product of (i) 75% and (ii) the Advances Outstanding on such day, and (b) for any day in April, 2002, May, 2002, and June, 2002, the product of (i) 50% and (ii) the Advances Outstanding on such day.

(d)           Section 1.1 of the Agreement is hereby amended by adding the following new definitions thereto:

“Paying Agent:  America Capital Strategies, Ltd. as the Servicer and any Successor Servicer.”

“Registrar:  Wachovia Bank, National Association, not in its individual capacity but solely as Registrar, its successor or successors in interest and any Person which at any time may be selected by the Borrower upon the resignation of Wachovia Bank, National Association to act as Registrar.”

(e)           Article II of the Agreement is hereby amended by amending and restating Section 2.5 thereof as follows:

“Section 2.5          The Structured Notes.

(a)           The Borrower shall deliver to the Deal Agent, on behalf of the Lenders, at the applicable address set forth on the signature pages of this Agreement, a duly executed structured note, in the form of Exhibit B-2 (the “VFCC Structured Note”), dated as of the date of this Agreement, in a face amount equal to the $225,000,000, and otherwise duly completed in the case of VFCC Advances and a duly executed structured note, in the form of Exhibit B-1 (the “FUNB Structured Note”) dated as of the date of this Agreement, in a face amount equal to the $30,000,000, and otherwise duly completed in the case of FUNB Advances (the VFCC Structured Note together with the FUNB Structured Note, the “Notes”); provided, however, that notwithstanding anything to the contrary contained herein or in any other Transaction Document, the indebtedness of the

Borrower evidenced by the Notes shall not in the aggregate exceed the Facility Amount.  The Notes are intended to be “securities” and shall evidence the amount owed by the Borrower to the Lenders hereunder.

(b)           The Deal Agent is hereby authorized to enter on a schedule attached to the Notes notations (which may be computer generated) or to otherwise record in its internal books and records or computer system with respect to each Advance made by each Lender hereunder:  (i) the date and principal amount thereof and (ii) each payment and repayment of principal thereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded.  The failure of the Deal Agent to make any such notation on the schedule attached to the Notes shall not limit or otherwise affect the obligation of the Borrower to repay the Advances in accordance with their respective terms as set forth herein.”

(f)            Section 2.10 of the Agreement is hereby amended by adding the following new Section 2.10(d):

“(c)         Notwithstanding anything to the contrary contained herein or in any other Transaction Document, all payments required to be made by the Borrower hereunder shall be made by the Borrower through the Servicer acting as its Paying Agent.”

(g)           Article II of the Agreement is hereby amended by adding the following new Section 2.17:

“Section 2.17       Appointment of Registrar and Duties.

(a)           Wachovia Bank, National Association is hereby appointed to act as Registrar under this Agreement and hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth in the Agreement.

(b)           As long as the Notes remain outstanding, the Borrower shall maintain a Registrar therefor.  As set forth in subsection 2.17(a) above, Wachovia Bank, National Association shall initially act as Registrar and shall perform such duties as are set forth in this Agreement.

(c)           The Borrower shall cause to be kept a register (the “Note Register”) which contains an accurate and complete list of those Persons who from time to time shall be holders of the Structured Notes.  The Note Register shall be maintained by the Registrar, and so long as Wachovia Bank, National Association is the Registrar, the Registrar may not be removed by the Borrower.  Upon the resignation of any Registrar, the Borrower shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Registrar.  So long as Wachovia Bank, National Association is the Registrar, the Note Register shall be kept at One Wachovia Center, Mail Code: NC0610, Charlotte, North Carolina 28288.

(d)           Upon the resignation of Wachovia Bank, National Association as Registrar, the Borrower will give the Deal Agent prompt written notice of the appointment of a successor Registrar and of the location, and any change in the location, of the Note Register, and the Deal Agent shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Deal Agent shall have the right to rely upon a certificate executed on behalf of the Registrar by a Responsible Officer thereof as to the names and addresses of the holder(s) of the Notes and the principal amounts and the amounts and number of such Notes.”

SECTION 2.  Agreement in Full Force, and Effect as Amended.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references to the Agreement, the “Loan Funding and Servicing Agreement,” “hereof,” “herein,” or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby.  This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 3.  Representations.

Each of the Borrower and Servicer represent and warrant as of the date of this Amendment as follows:

(i)            it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii)           the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii)          no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(iv)          this Amendment has been duly executed and delivered by it;

(v)           this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(vi)          it is not in default under the Agreement; and

(vii)         there is no Termination Event, Unmatured Termination Event, or Servicer Termination Event.

SECTION 4.  Conditions to Effectiveness.

This Amendment shall become effective on the date hereof.

SECTION 5.  Miscellaneous.

(a)           This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)           The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)           This Amendment may not be amended or otherwise, modified except as provided in the Agreement.

(d)           WBNA certifies by execution hereof that it is an Investor with Commitments in excess of 66-2/3% of the Facility Amount, and therefore is a Required Investor pursuant to the Agreement.

(e)           The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(f)            Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(g)           This Amendment represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties.  There are no unwritten oral agreements between the parties.

(h)           The Borrower and the Servicer agree to pay, no later than ten (10) Business Days following receipt of a bill therefore, the reasonable fees and expenses of Moore & Van Allen PLLC as counsel to the Deal Agent in connection with the preparation of this Amendment.

(i)            THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	ACS FUNDING TRUST I

By
Name:
Title:

ACS Funding Trust I c/o American Capital Strategies, Ltd. 2 Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814
	Attention:	Compliance Officer
	Facsimile No.:	(301) 654-6714
	Confirmation No.:	(301) 951-6122

THE SERVICER:	AMERICAN CAPITAL STRATEGIES, LTD.

By
Name:
Title:

American Capital Strategies, Ltd. 2 Bethesda Metro Center, 10th Floor Bethesda, Maryland 20814
	Attention:	Compliance Officer
	Facsimile No.:	(301) 654-6714
	Confirmation No.:	(301) 951-6122

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE INVESTORS:	WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank)

By
Name:
Title:

Commitment: $225,000,000.00; provided, however, that the sum of the Commitments of the Investors and the Lender shall not exceed the Facility Amount.

Wachovia Bank, National Association One Wachovia Center, Mail Code: NC0610 301 South College Street Charlotte, North Carolina 28288
	Attention:	Capital Markets Credit Administration
	Facsimile No.:	(704) 374-3254
	Confirmation No.:	(704) 374-4001

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

LENDER:	VARIABLE FUNDING CAPITAL CORPORATION

By First Union Securities, Inc. (successor-in-interest to First Union Capital Markets Corp.), as attorney-in-fact

By
Name:
Title:

Variable Funding Capital Corporation c/o First Union Securities, Inc. One Wachovia Center, Mail Code: NC0610 301 South College Street Charlotte, North Carolina 28288
	Attention:	Conduit Administration
	Facsimile No.:	(704) 383-6036
	Confirmation No.:	(704) 383-9343

with a Copy to:

Lord Securities Corp. 2 Wall Street, 19th Floor New York, New York 10005
	Attention:	Vice President
	Facsimile No.:	(212) 346-9012
	Confirmation No.:	(212) 346-9008

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

THE BACKUP SERVICER:	WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (f/k/a Norwest Bank Minnesota, National Association)

By
Name:
Title:

Wells Fargo Bank Minnesota, National Association Sixth Street and Marquette, MAC: N9311-161 Minneapolis, Minnesota 55479
	Attention:	Corporate Trust Services Asset-Backed Administration
	Facsimile No.:	(612) 667-3464
	Confirmation No.:	(612) 667-8058

THE COLLATERAL CUSTODIAN:	WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (f/k/a Norwest Bank Minnesota, National Association)

By
Name:
Title:

Wells Fargo Bank Minnesota, National Association Sixth Street and Marquette, MAC: N9311-161 Minneapolis, Minnesota 55479
	Attention:	Corporate Trust Services Asset-Backed Administration
	Facsimile No.:	(612) 667-3464
	Confirmation No.:	(612) 667-8058

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

THE DEAL AGENT:	FIRST UNION SECURITIES, INC. (successor-in-interest to First Union Capital Markets Corp.)

By
Name:
Title:

First Union Securities, Inc. One Wachovia Center, Mail Code: NC0610 301 South College Street Charlotte, North Carolina 28288
	Attention:	Conduit Administration
	Facsimile No.:	(704) 383-6036
	Confirmation No.:	(704) 383-9343

LENDER AND LIQUIDITY AGENT	WACHOVIA BANK., NATIONAL ASSOCIATION (f/k/a First Union National Bank)

By
Name:
Title:

Wachovia Bank, National Association One Wachovia Center, Mail Code: NC0610 301 South College Street Charlotte, North Carolina 28288
	Attention:	Capital Markets Credit Administration
	Facsimile No.:	(704) 374-3254
	Confirmation No.:	(704) 374-4001
Lender Commitment: $30,000,000; provided, however, that the sum of the Commitments of the Investors and the Lender shall not exceed the Facility Amount.

Acknowledged and Agreed to
this 29th day of April, 2002.

WACHOVIA BANK, NATIONAL
ASSOCIATION (f/k/a First Union National Bank),
as the Hedge Counterparty

By:
Name:
Title:

Wachovia Bank, National Association
One Wachovia Center, Mail Code: NC0610
Charlotte, North Carolina 28288

Attention:	Capital Markets Credit Administration
Facsimile No.:	(704) 374–3254
Confirmation No.:	(704) 374–4001

EXHIBIT B-1
To Loan Funding
and Servicing
Agreement

$30,000,000; provided, however,
that the sum of the Commitments
of the Investors and the Lender shall not
exceed the Facility Amount.

March 31, 1999

FUNB STRUCTURED NOTE

THIS FUNI3 STRUCTURED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS AND THE BORROWER (AS DEFINED BELOW) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS FUNB STRUCTURED NOTE MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS EXCEPT IN A TRANSACTION THAT IS EXEMPTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

THIS FUNB STRUCTURED NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE LOAN FUNDING AND SERVICING AGREEMENT REFERRED TO HEREIN.

IN NO EVENT SHALL THE BORROWER (DEFINED BELOW) BE ENTITLED TO HAVE ADVANCES MADE TO IT UNDER THIS FUNB STRUCTURED NOTE AND THE VFCC STRUCTURED NOTE IN AN AGGREGATE AMOUNT IN EXCESS OF THE FACILITY AMOUNT (AS DEFINED IN THE LOAN FUNDING AND SERVICING AGREEMENT (AS DEFINED BELOW)).

FOR VALUE RECEIVED, ACS FUNDING TRUST I, a Delaware business trust (the “Borrower”), promises to pay to WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a First Union National Bank) (the “Lender”), or its assigns, the principal sum of THIRTY MILLION DOLLARS ($30,000,000) or, if less, the unpaid principal amount of the aggregate advances (“Advances”) made by the Lender (as defined below) to the Borrower pursuant to the Loan Funding and Servicing Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in Section 2.6 of the Loan Funding and Servicing Agreement, and to pay interest on the unpaid principal amount of each Advance on each day that such unpaid principal amount is outstanding at the Interest Rate related to such Advance as provided in the Loan Funding and Servicing Agreement on each Payment Date and each other dates specified in the Loan Funding and Servicing Agreement.

This FUNB Structured Note is issued pursuant to the Loan Funding and Servicing Agreement, dated as of March 31, 1999, as amended by Amendment No. 1, dated as of June 30, 1999, Amendment No. 2, dated as of September 24, 1999, Amendment No. 3, dated as of December 14, 1999, Amendment No. 4, dated as of June 16, 2000, Amendment No. 5, dated as of December 20, 2000, Amendment No. 6, dated as of March 29, 2001, Amendment No. 7, dated as of April 19, 2001, Amendment No. 8, dated as of January 15, 2002, and Amendment No. 9, dated as of March 29, 2002 (as amended, modified, waived, supplemented, or restated from time to time, the “Loan Funding and Servicing Agreement”), by and among the Borrower, American Capital Strategies, Ltd., as servicer, Variable Funding Capital Corporation, as a lender, the Investors named therein, Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association), as backup servicer and as collateral custodian, First Union Securities, Inc. (successor-in-interest to First Union Capital Markets Corp.), as deal agent, and Wachovia Bank, National Association (f/k/a First Union National Bank), as a lender and as liquidity agent.  Capitalized terms used but not defined in this Note are used with the meanings ascribed to them in the Loan Funding and Servicing Agreement.

Notwithstanding any other provisions contained in this FUNB Structured Note, if at any time the Interest Rate payable by the Paying Agent on behalf of the Borrower under this Structured Note, when combined with any and all other charges provided for in this FUNB Structured Note, in the Loan Funding and Servicing Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this FUNB Structured Note), exceeds the highest rate of interest permissible under applicable law (the “Maximum Lawful Rate”), then so long as the Maximum Lawful Rate would be exceeded the Interest Rate under this FUNB Structured Note shall be equal to the Maximum Lawful Rate.  If at any time thereafter the Interest Rate payable under this FUNB Structured Note is less than the Maximum Lawful Rate, the Paying Agent on behalf of the Borrower shall continue to pay Interest under this FUNB Structured Note at the Maximum Lawful Rate until such time as the total Interest paid by the Paying Agent on behalf of the Borrower is equal to the total Interest that would have been paid had applicable law not limited the Interest Rate payable under this FUNB Structured Note.  In no event shall the total Interest received by the Lenders under this FUNB Structured Note exceed the amount which such Lenders could lawfully have received had the Interest due under this FUNB Structured Note been calculated since the date of this FUNB Structured Note at the Maximum Lawful Rate.

Payments of the principal of, and Interest on, the Advances by the Lenders and represented by this FUNB Structured Note shall be made by the Paying Agent on behalf of the Borrower to the holder or holders hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in the Loan Funding and Servicing Agreement, or in such manner or at such other address as the holder or holders of this FUNB Structured Note shall have specified in writing to the Borrower for such purpose, without the presentation or surrender of this FUNB Structured Note or the making of any notation on this FUNB Structured Note.

If any payment under this FUNB Structured Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and Interest shall be payable on any principal so extended at the applicable Interest Rate.

If all or a portion of (i) the principal amount hereof or (ii) any Interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear Interest at a rate per annum that is equal to the Base Rate plus 1.0%, in each case from the date of such non–payment to (but excluding) the date such amount is paid in full.

Portions or all of the principal amount of the FUNB Structured Note shall become due and payable at the time or times set forth in the Loan Funding and Servicing Agreement.  Any portion or all of the principal amount of this FUNB Structured Note may be prepaid, together with Interest thereon (and, as set forth in the Loan Funding and Servicing Agreement, certain costs and expenses of the Lenders) at the time and in the manner set forth in, but subject to the provisions of, the Loan Funding and Servicing Agreement.

The Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this FUNB Structured Note.

All amounts evidenced by this FUNB Structured Note, the Advances, Advances Outstanding and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Deal Agent, as agent for the Lenders, on the Schedule attached hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof or otherwise recorded in its internal books or records or computer system; provided, however, that the failure of the Deal Agent to make such a notation or recordation shall not in any way limit or otherwise affect the obligations of the Borrower under this FUNB Structured Note as provided in the Loan Funding and Servicing Agreement.

The holder or holders hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Advances, Advances Outstanding or the Commitment represented by this FUNB Structured Note.  All transfers and pledges of this FUNB Structured Note must be done in compliance with the Securities Act, applicable state securities laws and Article 8 of the UCC.

This FUNB Structured Note is secured by the security interests granted pursuant to Section 2.9 of the Loan Funding and Servicing Agreement.  The holder or holders of this FUNB Structured Note are entitled to the benefits of the Loan Funding and Servicing Agreement and may enforce the agreements of the Borrower contained in the Loan Funding and Servicing Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Loan Funding and Servicing Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Loan Funding and Servicing Agreement.  If a Termination Event shall occur and the Termination Date has been declared or has otherwise occurred, the unpaid balance of the principal of all Advances, together with accrued Interest thereon, shall be declared, and become, due and payable in the manner and with the effect provided in the Loan Funding and Servicing Agreement.

This FUNB Structured Note is one of the “Structured Notes” referred to in Section 2.5 of the Loan Funding and Servicing Agreement.  THIS STRUCTURED NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

This FUNB Structured Note is intended to be and is an amendment to, and replacement of, the FUNB Note, dated March 31, 1999, in the maximum principal amount of $30,000,000 (the “Replaced Note”).  This FUNB Structured Note evidences the same indebtedness and is secured by the same Collateral securing the Replaced Notes and is not intended to constitute a novation in any manner.

IN WITNESS WHEREOF, the undersigned has executed this FUNB Structured Note as on the date first written above.

ACS FUNDING TRUST I

By
Name:
Title:

Schedule attached to FUNB Structured Note dated March 31, 1999 of ACS Funding Trust I payable to the order of Wachovia Bank, National Association, as the Lender
Advances Outstanding as of March 29, 2002 (Date of Amendment No. 9)		$

Date of Advance or Repayment	Principal Amount of Advance	Principal Amount of Repayment	Advances Outstanding

EXHIBIT B–2
To Loan Funding
and Servicing
Agreement

$225,000,000; provided, however,
that the sum of the Commitments of
the Investors and the Lender shall not
exceed the Facility Amount.

March 31, 1999

VFCC STRUCTURED NOTE

THIS VFCC STRUCTURED NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS AND THE BORROWER (AS DEFINED BELOW) HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”).  THIS VFCC STRUCTURED NOTE MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS EXCEPT IN A TRANSACTION THAT IS EXEMPTED UNDER THE SECURITIES ACT AND APPLICABLE, STATE SECURITIES LAWS.

THIS VFCC STRUCTURED NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE LOAN FUNDING AND SERVICING AGREEMENT REFERRED TO HEREIN.

IN NO EVENT SHALL THE BORROWER (DEFINED BELOW) BE ENTITLED TO HAVE ADVANCES MADE TO IT UNDER THIS VFCC STRUCTURED NOTE AND THE FUNB STRUCTURED NOTE IN AN AGGREGATE AMOUNT IN EXCESS OF THE FACILITY AMOUNT (AS DEFINED IN THE LOAN FUNDING AND SERVICING AGREEMENT (AS DEFINED BELOW)).

FOR VALUE RECEIVED, ACS FUNDING TRUST I, a Delaware business trust (the “Borrower”), promises to pay to FIRST UNION SECURITIES, INC. (successor-in-interest to First Union Capital Markets Corp.), as the deal agent for the Lenders (the “Deal Agent”), or the Lenders’ assigns, the principal sum of TWO HUNDRED AND TWENTY-FIVE MILLION DOLLARS ($225,000,000) or, if less, the unpaid principal amount of the aggregate advances (“Advances”) made by the Lenders (as defined below) to the Borrower pursuant to the Loan Funding and Servicing Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in Section 2.6 of the Loan Funding and Servicing Agreement, and to pay interest on the unpaid principal amount of each Advance on each day that such unpaid principal amount is outstanding at the Interest Rate related to such Advance as provided in the Loan Funding and Servicing Agreement on each Payment Date and each other dates specified in the Loan Funding and Servicing Agreement.

This VFCC Structured Note is issued pursuant to the Loan Funding and Servicing Agreement, dated as of March 31, 1999, as amended by Amendment No. 1, dated as of June 30, 1999, Amendment No. 2, dated as of September 24, 1999, Amendment No. 3, dated as of December 14, 1999, Amendment No. 4, dated as of June 16, 2000, Amendment No. 5, dated as of December 20, 2000, Amendment No. 6, dated as of March 29, 2001, Amendment No. 7, dated as of April 19, 2001, Amendment No. 8, dated as of January 15, 2002, and Amendment No. 9, dated as of March 29, 2002 (as amended, modified, waived, supplemented, or restated from time to time, the “Loan Funding and Servicing Agreement”), by and among the Borrower, American Capital Strategies, Ltd., as servicer, Variable Funding Capital Corporation, as a lender, the Investors named therein, Wells Fargo Bank Minnesota, National Association (f/k/a Norwest Bank Minnesota, National Association), as backup servicer and as collateral custodian, the Deal Agent, and Wachovia Bank, National Association (f/k/a First Union National Bank), as a lender and as liquidity agent.  Capitalized terms used but not defined in this VFCC Structured Note are used with the meanings ascribed to them in the Loan Funding and Servicing Agreement.

Notwithstanding any other provisions contained in this VFCC Structured Note, if at any time the Interest Rate payable by the Paying Agent on behalf of the Borrower under this VFCC Structured Note, when combined with any and all other charges provided for in this VFCC Structured Note, in the Loan Funding and Servicing Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this VFCC Structured Note), exceeds the highest rate of interest permissible under applicable law (the “Maximum Lawful Rate”), then so long as the Maximum Lawful Rate would be exceeded the Interest Rate under this VFCC Structured Note shall be equal to the Maximum Lawful Rate.  If at any time thereafter the Interest Rate payable under this VFCC Structured Note is less than the Maximum Lawful Rate, the Paying Agent on behalf of the Borrower shall continue to pay Interest under this VFCC Structured Note at the Maximum Lawful Rate until such time as the total Interest paid by the Paying Agent on behalf of the Borrower is equal to the total Interest that would have been paid had applicable law not limited the Interest Rate payable under this VFCC Structured Note.  In no event shall the total Interest received by the Lenders under this VFCC Structured Note exceed the amount which such Lenders could lawfully have received had the Interest due under this VFCC Structured Note been calculated since the date of this VFCC Structured Note at the Maximum Lawful Rate.

Payments of the principal of, and Interest on, the Advances by the Lenders and represented by this VFCC Structured Note shall be made by the Paying Agent on behalf of the Borrower to the holder or holders hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in the Loan Funding and Servicing Agreement, or in such manner or at such other address as the holder or holders of this VFCC Structured Note shall have specified in writing to the Borrower for such purpose, without the presentation or surrender of this VFCC Structured Note or the making of any notation on this VFCC Structured Note.

If any payment under this VFCC Structured Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and Interest shall be payable on any principal so extended at the applicable Interest Rate.

If all or a portion of (i) the principal amount hereof or (ii) any Interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear Interest at a rate per annum that is equal to the Base Rate plus 1.0%, in each case from the date of such non–payment to (but excluding) the date such amount is paid in full.

Portions or all of the principal amount of the VFCC Structured Note shall become due and payable at the time or times set forth in the Loan Funding and Servicing Agreement.  Any portion or all of the principal amount of this VFCC Structured Note may be prepaid, together with Interest thereon (and, as set forth in the Loan Funding and Servicing Agreement, certain costs and expenses of the Lenders) at the time and in the manner set forth in, but subject to the provisions of, the Loan Funding and Servicing Agreement.

The Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this VFCC Structured Note.

All amounts evidenced by this VFCC Structured Note, the Advances, Advances Outstanding and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Deal Agent, as agent for the Lenders, on the Schedule attached hereto and made a part hereof or on a continuation thereof, which shall be attached hereto and made a part hereof or otherwise recorded in its internal books or records or computer system; provided, however, that the failure of the Deal Agent to make such a notation or recordation shall not in any way limit or otherwise affect the obligations of the Borrower under this VFCC Structured Note as provided in the Loan Funding and Servicing Agreement.

The holder or holders hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Advance, Advances Outstanding or the Commitment represented by this VFCC Structured Note.  All transfers and pledges of this VFCC Structured Note must be done in compliance with the Securities Act, applicable state securities laws and Article 8 of the UCC.

This VFCC Structured Note is secured by the security interests granted pursuant to Section 2.9 of the Loan Funding and Servicing Agreement.  The holder or holders of this VFCC Structured Note are entitled to the benefits of the Loan Funding and Servicing Agreement and may enforce the agreements of the Borrower contained in the Loan Funding and Servicing Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Loan Funding and Servicing Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Loan Funding and Servicing Agreement.  If a Termination Event shall occur and the Termination Date has been declared or has otherwise occurred, the unpaid balance of the principal of all Advances, together with accrued Interest thereon, shall be declared, and become, due and payable in the manner and with the effect provided in the Loan Funding and Servicing Agreement.

This VFCC Structured Note is one of the “Structured Notes” referred to in Section 2.5 of the Loan Funding and Servicing Agreement.  THIS VFCC STRUCTURED NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

This VFCC Structured Note is intended to be and is an amendment to, and replacement of, the VFCC Note, dated March 31, 1999, in the maximum principal amount of $225,000,000 (the “Replaced Note”).  This VFCC Structured Note evidences the same indebtedness and is secured by the same Collateral securing the Replaced Notes and is not intended to constitute a novation in any manner.

IN WITNESS WHEREOF, the undersigned has executed this VFCC Structured Note as on the date first written above.

ACS FUNDING TRUST I

By
Name:
Title:

Schedule attached to FUNB Structured Note dated March 31, 1999 of ACS Funding Trust I payable to the order of Wachovia Bank, National Association, as the Lender
Advances Outstanding as of March 29, 2002 (Date of Amendment No. 9)		$

Date of Advance or Repayment	Principal Amount of Advance	Principal Amount of Repayment	Advances Outstanding